UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2006

                        General DataComm Industries, Inc.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                   1-8086               06-0853856
         --------                   ------               ----------
(State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)             File Number)         Identification No.)

        6 Rubber Avenue, Naugatuck, CT                       06770
        -------------------------------                      -----
        (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (203)-729-0271
                                                           --------------

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01    Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 20, 2006, the Corporation entered into an amendment of its loan arrangements with Howard S. Modlin, Chairman of the Board and Chief Executive Officer. Pursuant to such amendment, a $250,000 demand loan made by Mr. Modlin on February 17, 2006 was amended and restated into a term note, 50% of which is payable February 17, 2007 and 50% of which is payable February 17, 2008. Mr. Modlin received a seven year warrant expiring April 19, 2013 to purchase Common Stock at 27 1/2 cents per share covering 909,090 shares. The transactions were unanimously approved by the Corporation's Board of Directors on April 20, 2006.

Item 9.01(d) Exhibits

 4.1     Warrant D-4 Modlin
10.1     Seventh Amendment to Additional Senior Security Agreement
10.2     Amended and Restated $250,000 Promissory Note - Modlin

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            General DataComm Industries, Inc.
                                                     (Registrant)

                                        By: /S/ William G. Henry
                                            -------------------------------
                                            William G. Henry
                                            Vice President, Finance and
                                            Administration, and Principal
                                            Financial Officer

April 25, 2006

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